EXHIBIT (16)(C)

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                  SCHRODER INTERNATIONAL FUND - INVESTOR SHARES

Note:  All performance is for the period ended: ________10/31/97__________

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10        11.87
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1045.50     932.00      895.70     1018.30     1083.30     1211.00     1872.80    2556.20     3797.30
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)        5.49      -57.54      -35.72       3.68        8.33        6.58       13.36       9.83       11.89
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C = cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n = number  of  years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10        11.87
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV       1045.50     932.00      895.70     1018.30     1083.30     1211.00     1872.80    2556.20     3797.30
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)        4.55       -6.80      -10.43       1.83        8.33       21.10       87.28      155.62      279.73
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the
                                    period
                                    b = expenses  accrued  for the period (net
                                    of  reimbursements)
                                    c =  the  average daily  number of shares
                                    outstanding  during the  period  that were
                                    entitled  to receive   dividends
                                    d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES

Note:  All performance is for the period ended:           10/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         2.59
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        957.60     833.70      771.60      867.70     1002.70                                        1110.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       -5.07      -88.25      -64.26      -24.54       .27                                            4.14
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C = cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n = number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         2.59
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        957.60     833.70      771.60      867.70     1002.70                                        1110.90
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       -4.24      -16.63      -22.84      -13.23       .27                                           11.09
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period
                                    (net  of  reimbursements)
                                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------


              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                 SCHRODER EMERGING MARKETS FUND - ADVISOR SHARES

Note:  All performance is for the period ended:           10/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         .94
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        956.10     834.10      771.00      866.60                                                     985.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       -5.25      -88.19      -64.36      -24.72                                                     -1.50
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of  years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         .94
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        956.10     834.10      771.00      866.60                                                     985.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       -4.39      -16.59      -22.90      -13.34                                                     -1.42
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------


              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS SCHRODER INTERNATIONAL SMALLER COMPANIES FUND - INVESTOR SHARES

Note:  All performance is for the period ended:           10/31/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial
                                    payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum  redemption  charge  (calculated
                                    based on _______)(i.e., lower of purchase
                                    amount  or  redemption   amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         .99
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        930.40     964.40      927.60      986.10                                                     922.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       -8.30      -35.63      -26.04      -2.75                                                      -7.79
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of  years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

-
---------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        5/6        1/12        1/4         1/2          1           3           5          10         .99
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        930.40     964.40      927.60      986.10                                                     922.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       -6.96       -3.56      -7.24       -1.39                                                      -7.73
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------


              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                             SCHRODER MICRO CAP FUND

Note:  All performance is for the period ended:           11/30/97

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               T = ({{[((ERV/P)-1)(1-S)-S](1-R)-R}+1}1/n)-1

                  where:            T = average annual total return
                                    P = initial payment of $1,000
                                    n = number of years
                                    ERV = ending redeemable value of the initial payment at the end of the period
                                    S = Maximum initial sales charge
                                    R = Maximum redemption charge (calculated based on _______)(i.e., lower of purchase amount or redemption amount)

a. AVERAGE ANNUAL TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. AVERAGE ANNUAL TOTAL RETURN (assuming no deduction of sales/purchase/ redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV                   1010.70                                                                           1037.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)                   13.38                                                                             32.60
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

a. CUMULATIVE TOTAL RETURN (assuming deduction of the maximum sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b. CUMULATIVE OR AGGREGATE TOTAL RETURN (assuming no deduction of sales/ purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)                   1/12        1/4         1/2          1           3           5          10         .13
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV                   1010.70                                                                           1037.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)                   1.07                                                                               3.70
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the
                                    period
                                    b = expenses  accrued  for the period   (net
                                    of  reimbursements)
                                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where: TEY = 30 day tax-equivalent yield Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------

----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------

----------------------------- ----------------------------- ---------------------------- ----------------------------